SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2000

                             CAREMATRIX CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   001-12242                    04-3069586
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  197 First Avenue, Needham, MA            02494
            -------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (781) 433-1000
                                                           --------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

      On December 8, 2000, CareMatrix Corporation (the "Company") issued a press release announcing the election of Michael J. Zaccaro as Chief Executive Officer and to the Board of Directors of the Company. Mr. Zaccaro will serve as Chairman. The Press release is incorporated herein by reference and attached hereto as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits.

      The following exhibit is are filed herewith:

            99.1 Press release dated December 8, 2000 of CareMatrix Corporation.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CAREMATRIX CORPORATION


                                    By: /s/ Michael J. Zaccaro
                                        --------------------------
                                        Michael J. Zaccaro
                                        Chief Executive Officer


Date: December 13, 2000


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

                                  EXHIBIT INDEX

                               Exhibit                               Page Number
99.1 Press release dated December 8, 2000 of CareMatrix Corporation.      5


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